Exhibit 10.1

Execution Version

SUPPLEMENTAL INDENTURE

Supplemental Indenture (this “Supplemental Indenture”), dated as of June 17, 2022, among the parties identified under the caption “Guaranteeing Subsidiaries” on the signature page hereto (each individually a “Guaranteeing Subsidiary” and together the “Guaranteeing Subsidiaries”), Targa Resources Partners LP, a Delaware limited partnership (“Targa Resources Partners”), and Targa Resources Partners Finance Corporation (together with Targa Resources Partners, the “Issuers”), the other Guarantors (as defined in the Indenture referred to herein) and U.S. Bank Trust Company, National Association, as trustee under the Indenture referred to below (the “Trustee”).

W I T N E S S E T H

WHEREAS, the Issuers have heretofore executed and delivered to the Trustee an indenture (the “Indenture”), dated as of October 17, 2017 providing for the issuance of 5% Senior Notes due 2028 (the “Notes”);

WHEREAS, the Indenture provides that under certain circumstances each Guaranteeing Subsidiary shall execute and deliver to the Trustee a supplemental indenture pursuant to which each Guaranteeing Subsidiary shall unconditionally guarantee all of the Issuers’ Obligations under the Notes and the Indenture on the terms and conditions set forth herein (the “Note Guarantee”); and

WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, each Guaranteeing Subsidiary and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

1. Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

2. Agreement to Guarantee. Each Guaranteeing Subsidiary hereby agrees to provide an unconditional Guarantee on the terms and subject to the conditions set forth in the Indenture including but not limited to Article 10 thereof.

3. No Recourse Against Others. No past, present or future director, officer, employee, incorporator, stockholder or agent of each Guaranteeing Subsidiary, as such, shall have any liability for any obligations of the Issuers or each Guaranteeing Subsidiary under the Notes, any Note Guarantees, the Indenture or this Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of the Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

4. NEW YORK LAW TO GOVERN. THE LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE.

5. Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

6. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

7. The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by each Guaranteeing Subsidiary and the Issuers.

Signature pages follow.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.

GUARANTEEING SUBSIDIARIES

TARGA SOUTHTEX ENERGY OPERATING LLC

TARGA SOUTHTEX ENERGY LP LLC

TARGA SOUTHTEX ENERGY GP LLC

TARGA SOUTHTEX PROCESSING LLC

TARGA RICH GAS SERVICES GP LLC

TARGA RICH GAS UTILITY GP LLC

TARGA SOUTHTEX MIDSTREAM T/U GP LLC

TARGA FRIO LASALLE GP LLC

T2 EAGLE FORD GATHERING COMPANY LLC

T2 LASALLE GATHERING COMPANY LLC

By: /s/ Scott Rogan

Name: Scott Rogan

Title: Senior Vice President – Finance and Treasurer

T2 GAS UTILITY LLC

By: T2 Eagle Ford Gathering Company LLC, its sole member

By: /s/ Scott Rogan

Name: Scott Rogan

Title: Senior Vice President – Finance and Treasurer

T2 LASALLE GAS UTILITY LLC

By: T2 LaSalle Gathering Company LLC, its sole member

By: /s/ Scott Rogan

Name: Scott Rogan

Title: Senior Vice President – Finance and Treasurer

Signature Page to Supplemental Indenture (October 17, 2017 Indenture)

TARGA RICH GAS SERVICES LP

By: Targa Rich Gas Services GP LLC, its general partner

By: /s/ Scott Rogan

Name: Scott Rogan

Title: Senior Vice President – Finance and Treasurer

TARGA SOUTHTEX TRANSMISSION LP

TARGA RICH GAS UTILITY LP

By: Targa Rich Gas Utility GP LLC, its general partner

By: /s/ Scott Rogan

Name: Scott Rogan

Title: Senior Vice President – Finance and Treasurer

TARGA SOUTHTEX MIDSTREAM UTILITY LP

By: Targa SouthTex Midstream T/U GP LLC, its general partner

By: /s/ Scott Rogan

Name: Scott Rogan

Title: Senior Vice President – Finance and Treasurer

TARGA SOUTHTEX MUSTANG TRANSMISSION LTD.

TARGA SOUTHTEX CCNG GATHERING LTD.

TARGA SOUTHTEX MIDSTREAM MARKETING COMPANY LTD.

TARGA SOUTHTEX NGL PIPELINE LTD.

TARGA SOUTHTEX GATHERING LTD.

By: Targa SouthTex Energy GP LLC, its general partner

By: /s/ Scott Rogan

Name: Scott Rogan

Title: Senior Vice President – Finance and Treasurer

Signature Page to Supplemental Indenture (October 17, 2017 Indenture)

TARGA FRIO LASALLE PIPELINE LP

By: Targa Frio LaSalle Pipeline GP LLC, its general partner

By: /s/ Scott Rogan

Name: Scott Rogan

Title: Senior Vice President – Finance and Treasurer

Signature Page to Supplemental Indenture (October 17, 2017 Indenture)

ISSUERS

TARGA RESOURCES PARTNERS LP

By: Targa Resources GP LLC, its general partner

By: /s/ Scott Rogan

Name: Scott Rogan

Title:	Senior Vice President – Finance and Treasurer

TARGA RESOURCES PARTNERS FINANCE CORPORATION

By: /s/ Scott Rogan

Name: Scott Rogan

Title:	Senior Vice President – Finance and Treasurer

Signature Page to Supplemental Indenture (October 17, 2017 Indenture)

TRUSTEE

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,

as Trustee

By: /s/ Alejandro Hoyos

Authorized Signatory

Signature Page to Supplemental Indenture (October 17, 2017 Indenture)